PGOF-P16 10/24

Summary Prospectus, Prospectus and Statement of Additional Information Supplement	October 31, 2024

For all Putnam Variable Trust Funds and Putnam open-end funds excluding Putnam PanAgora ESG Emerging Markets Equity ETF and Putnam PanAgora ESG International Equity ETF (each a “fund” and together the “funds”)

Effective November 1, 2024 (the “Effective Date”), Putnam Investments Limited (“PIL”), a sub-advisor of the fund prior to the Effective Date and a wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Templeton”), merged with and into Franklin Templeton Investment Management Limited (“FTIML”), also a wholly-owned subsidiary of Franklin Templeton (the “Merger”). As of the Effective Date, PIL investment professionals became employees of FTIML, and the sub-advisory agreement between each fund’s investment manager (i.e., Franklin Advisers, Inc. or Putnam Investment Management, LLC (“Putnam Management”), as applicable) (each an “Investment Manager”) and PIL with respect to the fund was terminated. In connection with the Merger, the funds’ Trustees approved a new sub-advisory agreement between each Investment Manager and FTIML, pursuant to which FTIML became a sub-advisor of the fund on the Effective Date.

The changes described above are not expected to change a fund’s investment strategy or the way in which the fund’s assets are managed in any material way, are not expected to materially change the nature or level of services provided to the fund, and will not result in an increase in the fees payable by the fund to the applicable Investment Manager.

All changes described below are effective as of the Effective Date.

All references to “Putnam Investments Limited” in each fund’s Summary Prospectus and Prospectus are removed and replaced with “Franklin Templeton Investment Management Limited”, and all references to “PIL” in each fund’s Summary Prospectus and Prospectus are removed and replaced with “FTIML”. In addition, each fund’s Prospectus is updated: (i) to reflect that the applicable Investment Manager will pay a monthly, as opposed to a quarterly, fee to FTIML for any services provided by FTIML and (ii) to reflect that FTIML is located at Cannon Place, 78 Cannon Street, London, England, EC4N 6HL.

For each of Putnam International Equity Fund and Putnam VT International Equity Fund, the following disclosure replaces the disclosure regarding Putnam Management’s retention of PIL to make investment decisions for the fund in the section “Who oversees and manages the fund? – The fund’s investment manager” in each fund’s Prospectus:

Putnam Management has also retained its affiliate FTIML to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. Putnam Management (and not the fund) will pay a monthly fee to FTIML for its services equal to the “net investment advisory fee” payable by the fund to Putnam Management. For the purposes of this calculation, the net investment advisory fee is defined to equal: (i) 96% of an amount equal to the total investment management fees payable to Putnam Management minus any fund fees and/or expenses waived or reimbursed by Putnam Management, minus (ii) any fees payable by Putnam Management to the fund’s sub-administrator for administrative services. FTIML, which provides a full range of international investment advisory services to institutional clients, is located at Cannon Place, 78 Cannon Street, London, England, EC4N 6HL.

For each fund sub-advised by The Putnam Advisory Company, LLC (“PAC”) listed on Schedule A to this supplement, the fund’s Prospectus is updated to reflect that the applicable Investment Manager will pay a monthly, as opposed to a quarterly, fee to PAC for any services provided by PAC. In addition, each applicable fund’s Prospectus is updated to reflect that solely the applicable Investment Manager (and not FTIML) has retained PAC to make investment decisions for such fund assets as may be designated from time to time for its management by the Investment Manager.

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For Putnam Global Technology Fund, the following disclosure replaces similar disclosure in the section “Who oversees and manages the fund? – The fund’s investment manager” in the fund’s Prospectus:

Putnam Management has retained its affiliate PAC to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. Putnam Management (and not the fund) will pay a monthly fee to PAC for its services equal to 50% of the “net investment advisory fee” payable by the fund to Putnam Management. For the purposes of this calculation, the net investment advisory fee is defined to equal: (i) 96% of an amount equal to the total investment management fees payable to Putnam Management minus any fund fees and/or expenses waived or reimbursed by Putnam Management, minus (ii) any fees payable by Putnam Management to the fund’s sub-administrator for administrative services. PAC, which provides financial services to institutions and individuals through separately managed accounts and pooled investment vehicles, has its headquarters at 100 Federal Street, Boston, MA 02110, with additional investment management personnel located in Singapore.

All references to “Putnam Investments Limited” in each fund’s Statement of Additional Information (“SAI”) are removed and replaced with “Franklin Templeton Investment Management Limited”, and all references to “PIL” in each fund’s SAI are removed and replaced with “FTIML”, except in the case where Putnam Investments, LLC is being referred to as the previous parent company to PIL, in which case the reference to PIL is removed and not replaced with FTIML.

The sub-section “The Sub-Manager” in the section “Management - The Investment Manager and its Affiliates” of each fund’s SAI is removed, and the following disclosure is added under the heading “The Sub-Advisers” in the section “Management - The Investment Manager and its Affiliates” of each fund’s SAI:

Franklin Templeton Investment Management Limited

If so disclosed in the fund’s prospectus, FTIML, an affiliate of the Investment Manager, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by the Investment Manager pursuant to a sub-advisory agreement between the Investment Manager and FTIML. Under the terms of the sub-advisory agreement, FTIML, at its own expense, manages the investment and reinvestment of that portion of each such fund’s portfolio that is allocated to FTIML from time to time by the Investment Manager, with FTIML determining what securities and other property will be purchased, retained or sold with respect to such portion, and placing all purchase and sale orders with respect to such portion, subject to the supervision of the Investment Manager. The Investment Manager may also, at its discretion, request FTIML to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers, and to perform research and obtain and evaluate data relevant to the fund’s investment strategies and policies.

Pursuant to the terms of the sub-advisory agreement, FTIML will pay all expenses incurred by it in connection with its activities under this agreement other than the cost of securities (including brokerage commissions, if any) purchased for the fund. The sub-advisory agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of FTIML, neither FTIML, nor any of its directors, officers, employees or affiliates, shall be subject to liability to the Investment Manager, the fund or any shareholder of the fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services to the fund or for any losses that may be sustained in the purchase, holding or sale of any security by the fund.

The sub-advisory agreement may be terminated at any time with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund upon not more than sixty days’ written notice to the Investment Manager and FTIML, and by FTIML or the Investment Manager on not more than 60 days’ written notice to the other party. The sub-advisory agreement also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of the Investment Manager or the fund. The sub-advisory agreement provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees

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or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Manager or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The disclosure in the sub-section “The Sub-Advisers – The Putnam Advisory Company, LLC” in the section “Management - The Investment Manager and its Affiliates” of each fund’s SAI is removed and replaced with the following disclosure:

The Putnam Advisory Company, LLC

If so disclosed in the fund’s prospectus, PAC, an affiliate of the Investment Manager, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by the Investment Manager pursuant to a sub-advisory agreement between the Investment Manager and PAC. Under the terms of the sub-advisory agreement, PAC, at its own expense, manages the investment and reinvestment of that portion of each such fund’s portfolio that is allocated to PAC from time to time by the Investment Manager, with PAC determining what securities and other property will be purchased, retained or sold with respect to such portion, and placing all purchase and sale orders with respect to such portion, subject to the supervision of the Investment Manager. The Investment Manager may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers, and to perform research and obtain and evaluate data relevant to the fund’s investment strategies and policies.

Pursuant to the terms of the sub-advisory agreement, PAC will pay all expenses incurred by it in connection with its activities under this agreement other than the cost of securities (including brokerage commissions, if any) purchased for the fund. The sub-advisory agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC, neither PAC, nor any of its directors, officers, employees or affiliates, shall be subject to liability to the Investment Manager, the fund or any shareholder of the fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services to the fund or for any losses that may be sustained in the purchase, holding or sale of any security by the fund.

The sub-advisory agreement may be terminated at any time with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund upon not more than sixty days’ written notice to the Investment Manager and PAC, and by PAC or the Investment Manager on not more than 60 days’ written notice to the other party. The sub-advisory agreement also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of the Investment Manager or the fund. The sub-advisory agreement provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Manager or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Shareholders should retain this Supplement for future reference.

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Schedule A

Putnam Dynamic Asset Allocation Balanced Fund

Putnam Dynamic Asset Allocation Conservative Fund

Putnam Dynamic Asset Allocation Equity Fund

Putnam Dynamic Asset Allocation Growth Fund

Putnam Emerging Markets Equity Fund

Putnam Focused Equity Fund

Putnam Focused International Equity Fund

Putnam Global Health Care Fund

Putnam Global Technology Fund

Putnam International Capital Opportunities Fund

Putnam International Equity Fund

Putnam International Value Fund

Putnam Multi-Asset Income Fund

Putnam Research Fund

Putnam VT Emerging Markets Equity Fund

Putnam VT Focused International Equity Fund

Putnam VT Global Asset Allocation Fund

Putnam VT Global Health Care Fund

Putnam VT International Equity Fund

Putnam VT International Value Fund

Putnam VT Research Fund

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